UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  March 27, 2007

                               Cognex Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

         000-17869                                  04-2713778
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 (Commission File Number)                (IRS Employer Identification No.)


    One Vision Drive, Natick, Massachusetts                 01760-2059
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   (Address of Principal Executive Offices)                 (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed on March 27, 2007 by Cognex Corporation (the "Company") to report the resignation of James F. Hoffmaster, President and Chief Operating Officer of the Company. This amendment is being filed to report the subsequent execution on April 9, 2007, of a Separation Agreement between Mr. Hoffmaster and the Company.


Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2007, Cognex Corporation issued a news release to report that James
F. Hoffmaster, the Company's President and Chief Operating Officer, resigned effective immediately. A copy of the release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 9, 2007, the Company and Mr. Hoffmaster entered into a Separation Agreement which provides for certain payments and benefits in connection with Mr. Hoffmaster's departure from the Company, including salary continuation for a period of 12 months (subject to earlier termination in the event that Mr. Hoffmaster breaches any agreement with the Company or commences full-time employment), and payment by the Company of certain medical and dental insurance premiums on Mr. Hoffmaster's behalf. A copy of the Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits:

Exhibit No.            Description
-----------            -----------

10.1 Separation Agreement by and between Cognex Corporation and James F. Hoffmaster

99.1*                  News release, dated March 27, 2007, by Cognex Corporation

* Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   COGNEX CORPORATION


Dated: April 12, 2007              By:   /s/ Richard A. Morin
                                         ---------------------
                                         Name:    Richard A. Morin
                                         Title:   Senior Vice President of
                                                  Finance, Chief Financial
                                                  Officer, and Treasurer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.            Description
-----------            -----------

10.1 Separation Agreement by and between Cognex Corporation and James F. Hoffmaster

99.1*                  News release, dated March 27, 2007, by Cognex Corporation

* Previously filed